SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 11, 2004

Main Street Banks, Inc.

(Exact Name of Registrant as Specified in Charter)

Georgia	000-25128	58-2104977
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

676 Chastain Road, Kennesaw, Georgia 30144
(Address of Principal Executive Offices, including Zip Code)

(770) 422-2888
(Registrant’s Telephone Number, including Area Code)

Item 5.  Other Events.

On May 11, 2004 Main Street Banks, Inc. (the “Registrant”) issued a press release announcing that Robert D. McDermott, executive vice president and chief financial officer, and John T. Monroe, executive vice president and chief credit officer, will make a presentation at the SunTrust Robinson Humphrey 33rd Annual Institutional Investor Conference in Atlanta on Tuesday, May 25 at 9:45 a.m. EDT.  A copy of the press release issued by the Registrant is filed herewith as Exhibit 99.

Item 7.  Financial Statement, Pro Forma Financial Information and Exhibits.

(c)                                  Exhibits

99                                    Press Release of Registrant dated May 11, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 11, 2004	MAIN STREET BANKS, INC.

	By:	/s/ Edward C. Milligan
Edward C. Milligan
Chairman and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Document

99	Press Release of Registrant dated May 11, 2004